UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2015

MAIDEN HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-34042	98-0570192
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

131 Front Street, 2nd Floor, Hamilton HM12, Bermuda
(Address of principal executive offices and zip code)

(441) 298-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03          Amendments to Articles of Incorporation or Bye-laws.

On November 18, 2015, Maiden Holdings, Ltd. (the “Company”) priced its public offering of its 7.125% Non-Cumulative Preference Shares, Series C, $0.01 par value per share, with a liquidation preference of $25.00 per share (the “Series C Preference Shares”). In connection with such transaction, the Company adopted a Certificate of Designations (the “Certificate of Designations”) with respect to the Series C Preference Shares.

For a description of the Certificate of Designations governing the Series C Preference Shares, reference is made to the information set forth under the heading “Description of the Series C Preference Shares” in the Company’s Prospectus Supplement, dated November 18, 2015, to the Prospectus, dated November 9, 2015, which constitutes a part of the Company’s shelf registration statement on Form S-3 (File No. 333-207904), previously filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Act”), which information is hereby incorporated herein by reference.

A legal opinion relating to the validity of the Series C Preference Shares is attached hereto as Exhibit 5.1.

Item 8.01 Other Events.

On November 18, 2015, the Company entered into an Underwriting Agreement with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale by the Company of the Series C Preference Shares (the “Offering”). The securities have been registered under the Act, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-207904) previously filed with the SEC under the Act.

On November 18, 2015, the Company issued a press release relating to the pricing of the Offering. A copy of this press release is attached hereto as Exhibit 99.1.

On November 25, 2015, the Company issued a press release relating to the closing of the Offering. A copy of this press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 18, 2015, by and among Maiden Holdings, Ltd. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

3.1	Certificate of Designations of 7.125% Non-Cumulative Preference Shares, Series C

4.1	Form of stock certificate evidencing 7.125% Non-Cumulative Preference Shares, Series C (included in Exhibit 3.1)

5.1	Opinion of Conyers Dill & Pearman Limited

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)

99.1	Press Release dated November 18, 2015

99.2	Press Release dated November 25, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAIDEN HOLDINGS, LTD.

Date: November 25, 2015	By:	/s/ Lawrence F. Metz
Lawrence F. Metz
Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 18, 2015, by and among Maiden Holdings, Ltd. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

3.1	Certificate of Designations of 7.125% Non-Cumulative Preference Shares, Series C

4.1	Form of stock certificate evidencing 7.125% Non-Cumulative Preference Shares, Series C (included in Exhibit 3.1)

5.1	Opinion of Conyers Dill & Pearman Limited

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)

99.1	Press Release dated November 18, 2015

99.2	Press Release dated November 25, 2015